The MicroCap Leadership Summit

21-22 September 2017
Chicago

Presented by

Henry Silcock
Chief Technology Officer

Mark Malone
VP Commercial Markets

Forward Looking Statements

All statements in this presentation other than statements of historical facts are forward-looking statements which contain our current expectations about our future results. Forward-looking statements involve numerous risks and uncertainties. We have attempted to identify any forward-looking statements by using words such as "anticipates," "believes," "could," "expects," "intends," "may," "should" and other similar expressions. Although we believe that the expectations reflected in all of our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause the Company's actual results, events or financial positions to differ materially from those included within or implied by such forward-looking statements. Such factors include, but are not limited to, changes in business conditions, a decline or redirection of the U.S. Defense budget, significant delays or reductions in appropriations for our projects, the termination of any contracts with the U.S. Government, changes in our sales strategy and product development plans, changes in the marketplace, continued services of our executive management team, our limited marketing experience, competition between us and other companies seeking SBIR grants, competitive pricing pressures, market acceptance of our products under development, delays in the development of products, our ability to adequately integrate our software offerings into our business model, our ability to market our solutions to commercial customers, numerous other matters of national, regional or global scale, including those of a political, economic, business or competitive nature, statements of assumption underlying any of the foregoing, and other factors disclosed in our annual report on Form 10-K for the year ended December 31, 2016 and other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. Except as required by law, we undertake no obligation to disclose any revision to these forward-looking statements.

Mikros Systems At-a-Glance

MKRS	$5M	$3.5M	Department of Defense
OTCQB	2016 Revenue	First half of 2017	Qualified Small Business

We provide advanced maintenance and monitor solutions:

1. Mission-critical systems for defense
2. Complex distributed commercial and industrial applications
3. Benefits – minimize life-cycle costs & simplify logistics

Our Solutions ►►►



ADEPT®



ADSSS



Prognostic & Diagnostic Software

Mikros Systems Key Differentiators

1. Positioned for sole source DoD awards via Small Business Innovation Research (SBIR) program
2. IP-protected technology - complementary hardware & software
3. Record-level, growing backlog funds multi-year growth strategy and new commercial business initiatives
4. Vertically integrated manufacturing capability
5. ISO 9001:2008 certified

Legacy of Performance

30+ Awards

30+ awards under U.S. Navy SBIR program since 2002

$80M Contracts

Multiple long-term IDIQ contract vehicles in place, totaling over $80M; multiple production efforts underway

Trusted Partner

Trusted partner with Navy program offices on Aegis and LCS platforms

Technology

Now transitioning technology for Industrial Internet of Things (IIoT) markets


Revenue
$ Millions
0
2
4
6
8
2.3
3.1
3.1
2.4
4.8
5.3
4.8
3.1
6.5
7.4
5.1
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Assuring System Readiness

ADEPT®
Adaptive **D**iagnostic **E**lectronic **P**ortable **T**estset



Reactive system maintenance, troubleshooting and repair

ADSSS
ADEPT Distance **S**upport **S**ensor **S**uite



Proactive maintenance solution in a cyber secure environment

Prognostics Framework



Software framework integrates and analyzes

Diagnostic Profiler



Fault detection and isolation for maintenance

Custom Manufacturing

CERTIFIED ISO 9001:2008 COMPANY

Vertical integrated manufacturing

Commercial manufacturing capability

Comprehensive solution suite to maintain and protect complex distributed systems

Key Contracts & Customers

Key Contracts & Milestones

- **2002**: 2002: U.S. Navy SBIR for **ADEPT** development. Generated $44M over 19 awards for production, logistics support and development of **ADEPT and ADSSS** (2002-2016)
- **2010**: 2010: Opened Largo, FL manufacturing facility - vertically integrates ADEPT manufacturing
- **2015**: 2015: Acquisition of software and related assets enabling Prognostics Framework and related Diagnostic Profiler
- **2016**: 2016: $48M, 5-year IDIQ for production, logistics support and future development of ADSSS
- **2017**: 2017: $35M, 5-year IDIQ for production, logistics support and future development of ADEPT
- **Aug 2017**: Aug 2017: MoU signed with Elliott-Lewis

Customers & Strategic Partners

United States Navy

Lockheed Martin

Northrop Grumman

SAAB

Raytheon

hp Indigo

Harris

Elliott-Lewis

Grintek Defence

Our Long-Term Strategy

EXTEND
U.S. Navy Platform Deployments

Extend ADEPT product line to additional combat systems

Expand ADSSS to full LCS fleet, Coast Guard Security Cutter, DDG 1000, and AEGIS Class Ships



EXPAND
Adjacent U.S. Federal Markets

Advance condition-based maintenance with other U.S. federal customers

DIVERSIFY
Commercial and Industrial Markets

Engage markets characterized by complex distributed systems

Expand regional HVAC pilot program with Elliott-Lewis and others



Commercial Market Expansion

Commercial Market Solution

- Technology transition to Industrial Internet of Things (IIoT) markets
- Target market segments – complex distributed systems
  - Initial focus – building maintenance, HVACR systems
  - Other verticals – Air Traffic Control (ATC), smart grids, commercial shipping



Strategic Progress

- Partnerships with regional industry leaders
  - MoU signed with Elliott-Lewis Corporation, Phila PA
- Provisional patent received
- Key hires in place
- First pilot installations in place
- Operational launch expected in 2018



Competitive Advantages

- Defense-grade cybersecurity – no use of customer network
- Expert system based predictive analytics – complements big data approach
- Manufacturer-agnostic
- Compatible with energy management systems



Financial Overview

Financial History


Revenue
$ Millions
8
6
4
2
0
2.3
3.1
3.1
2.4
4.8
5.3
4.8
3.1
6.5
7.4
5.1
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Operating expenses focused on engineering support to advance product extension and diversification

Vertical integration of ADEPT manufacturing shifted margin profile

Consistently profitable with exception of government shutdown and sequestration in 2013

Financial Evolution & Outlook

Generated over **$83M** in long-term DoD contracts and **$14M** of delivery orders during 2016 & 2017

Current backlog **highest in company history** – enables anticipated revenue trajectory through 2018

2017 operating margin benefits expected from **increased production and software licensing**

Investing for **profitable growth and diversification**:

- Business development
- Marketing
- engineering resources
- R&D

Healthy balance sheet supports growth strategy

Q3'16: Recapitalized to eliminate all issued and outstanding preferred stock

Backlog/revenue expectations

2017 revenue expected to exceed 2016; 2018 backlog expected to meet/exceed 2017

Investment Highlights

- Growing Backlog Supports Multi-Year Top-Line Expansion
- Healthy Balance Sheet
- Solid Cash Generation
- Commitment to Quality - ISO 9000:2008 Certified
- Diversifying Revenue Streams via Commercial Markets

Aligned for Profitable Growth • Investing for Market Expansion

Thank You

For additional information please contact:

Mark Malone VP Commercial Business Development

mark.malone@mikrossystems.com

215.371.3913